                                  SCHEDULE 14C
                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. ___________)

Check the appropriate box:

[ ]  Preliminary information statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive information statement

                             GEN-PROBE INCORPORATED
                (Name of Registrant as Specified in Its Charter)


Payment of filing fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11


     (1) Title of each class of securities to which transaction applies:
______________________

     (2) Aggregate number of securities to which transaction applies:
______________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______________________________

     (4) Proposed maximum aggregate value of transaction: ______________________

     (5) Total fee paid: ______________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ______________________

     (2) Form, Schedule or Registration Statement No.: ______________________

     (3) Filing Party: ______________________

     (4) Date Filed: ______________________

                             GEN-PROBE INCORPORATED
                           10210 GENETIC CENTER DRIVE
                            SAN DIEGO, CA 92121-4362

                  INFORMATION STATEMENT PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY

                                                           San Diego, California
                                                                August 19, 2002

        This information statement has been mailed on or about August 19, 2002 to the sole stockholder of record on August 13, 2002 of Gen-Probe Incorporated, a Delaware corporation (the "Company"), in connection with certain proposed actions to be taken pursuant to written consents of the sole stockholder of the Company, dated as of August 13, 2002 and August 15, 2002. The actions to be taken pursuant to the written consents shall not be effected until at least 20 days after the mailing of this information statement. The Company anticipates that such actions will be taken on or about September 9, 2002.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

                                            By Order of the Board of Directors,

                                            /s/ R. WILLIAM BOWEN
                                            ------------------------------------
                                            R. William Bowen
                                            Secretary

         NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENTS
                OF SOLE STOCKHOLDER IN LIEU OF A SPECIAL MEETING,
                   DATED AUGUST 13, 2002 AND AUGUST 15, 2002

To Our Stockholder:

        NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to written consents of the sole stockholder of the Company dated August 13, 2002 and August 15, 2002, in lieu of a special stockholder meeting. Such actions will be taken on or about September 9, 2002:

        1. The Company will effect a .366153-for-one reverse stock split of the Company's common stock.

        2. The Company's certificate of incorporation, as amended, will be amended and restated in the manner described in Proposal 2 below. The certificate of incorporation will be amended to provide for, among other things:

              - 20,000,000 shares of undesignated preferred stock that could be issued without further stockholder approval;

              -      a staggered board of directors;

              - a prohibition on the removal of directors other than for cause, and in the case of a removal for cause, only upon the affirmative vote of not less than 80% of the total voting power of the Company;

              - a requirement that all future stockholder action be taken at a meeting of stockholders and not by written consent;

              - the elimination of the right of stockholders to call a special meeting of stockholders;

              - amendment of the Company's bylaws only by action of the Board of Directors or by a vote of 80% of the Company's voting stock; and

              - a requirement for a vote of at least 80% of the Company's voting stock, voting together as a class, to amend certain provisions of the certificate of incorporation relating to, among other things, (1) the number, election and term of the Company's directors, (2) the nomination of director candidates and the proposal of business by stockholders,
                     (3) the filling of vacancies on the Board of Directors,
                     (4) the removal of directors and (5) the amendment of the Company's bylaws by stockholders.

As described in Proposal 2, these changes potentially have anti-takeover effects.

        3. The Company's bylaws, as amended, will be amended and restated in the manner described in Proposal 3 below. Among other things, the bylaws will be amended to provide for, among other things:

              - a requirement that all future stockholder action be taken at a meeting of stockholders and not by written consent;

              - the elimination of the right of stockholders to call a special meeting of stockholders;

              - an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of the Company's stockholders; and

              - a prohibition on the removal of directors other than for cause, and in the case of a removal for cause, only upon the affirmative vote of not less than 80% of the total voting power of the Company.

As described in Proposal 3, these changes potentially have anti-takeover effects.

        4. The Indemnification Agreement to be entered into by the Company and its officers and directors in the form attached as Appendix D and described in Proposal 4 below will be approved.

EXECUTIVE OFFICES

        The Company's principal executive offices are located at 10210 Genetic Center Drive, San Diego, CA 92121-4362.

OUTSTANDING SHARES AND VOTING RIGHTS

        As of August 13, 2002, the Company's authorized capitalization consisted of 165,000,000 shares of common stock, $0.0001 par value per share, of which 65,000,000 shares were issued and outstanding. Each share of common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because the Company's sole stockholder has voted in favor of the foregoing proposals by resolutions dated August 13, 2002 and August 15, 2002, and having sufficient voting power to approve such proposals through its ownership of capital stock, no other stockholder consents will be solicited in connection with this information statement.

        Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described above will not be taken until a date at least
20 days after the date on which this information statement has been mailed to the sole stockholder. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on September 9, 2002.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of August 15, 2002 by
(i) Chugai Pharmaceutical Co., Ltd., the Company's sole stockholder, (ii) each of the Company's directors, (iii) each of the Company's named executive officers, within the meaning of Item 402 of Regulation S-K, and (iv) all directors and executive officers as a group.




                                                NUMBER OF SHARES        PERCENTAGE OF
                                                 OF COMMON STOCK         COMMON STOCK
                                                  BENEFICIALLY           BENEFICIALLY
 NAME AND ADDRESS(1)                                 OWNED(2)               OWNED
 -------------------                              -------------          ------------
 Chugai Pharmaceutical Co., Ltd.                    65,000,000               100%
   1-9, Kyobashi 2-chome
   Chui-Ku, Tokyo 104-8301, Japan
 Henry L. Nordhoff(3)                                  280,257                *
 Bruce A. Huebner(4)                                    50,362                *
 Daniel L. Kacian, Ph.D, M.D.(5)                        48,730                *
 Niall M. Conway(6)                                     34,873                *
 R. William Bowen(7)                                    29,192                *
 James H. Godsey, Ph.D.                                      -                -
 Abraham E. Cohen                                            -                -
 Harao Kato                                                  -                -
 Osamu Nagayama                                              -                -
 Takeshi Yoshida, M.D.                                       -                -
 All executive officers and
   directors as a group
   (18 persons)(8)                                     669,034               1.0%

---------------
*     Less than 1%.

(1) Except as indicated, the address of each person named in the table is c/o Gen-Probe Incorporated, 10210 Genetic Center Drive, San Diego, California 92121.

(2) Beneficial ownership of directors, executive officers and 5% or more stockholders includes both outstanding shares and shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after the date of this table. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and dispositive power with respect to all shares of common stock beneficially owned by them.

(3) Includes 280,257 shares subject to options that are currently exercisable or which will become exercisable within 60 days after the date of this table.

(4) Includes 50,362 shares subject to options that are currently exercisable or which will become exercisable within 60 days after the date of this table.

(5) Includes 48,730 shares subject to options that are currently exercisable or which will become exercisable within 60 days after the date of this table.

(6) Includes 34,873 shares subject to options that are currently exercisable or which will become exercisable within 60 days after the date of this table.

(7) Includes 29,192 shares subject to options that are currently exercisable or which will become exercisable within 60 days after the date of this table.

(8) See notes (3) and (5)-(7). Also includes an aggregate of 275,990 shares subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table held by the individuals and in the amounts set forth below:


                                                       SHARES SUBJECT
                                                         TO OPTIONS
                                                       --------------
Larry Mimms.................................................45,940
Robin Vedova................................................39,147
Mathew Longiaru.............................................38,500
Gurney Lashley..............................................35,174
Paul Gargan.................................................26,871
Lynda Merrill...............................................26,871
Peter Shearer...............................................26,693
Glen Freiberg...............................................17,721
Herm Rosenmon...............................................19,073

                                  PROPOSAL 1:

                         APPROVAL OF AN AMENDMENT TO THE
                     COMPANY'S CERTIFICATE OF INCORPORATION
                 EFFECTING A .366153-FOR-ONE REVERSE STOCK SPLIT

GENERAL

        The Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the sole stockholder for its approval, an amendment to Article FOURTH of the Company's Certificate of Incorporation authorizing a .366153-for-one reverse stock split of the shares of issued and outstanding common stock. The sole stockholder approved the reverse stock split by written consent dated August 13, 2002.

        The form of the proposed amendment to effect the reverse stock split is attached hereto as Appendix A (which is referred to herein as the "Certificate of Amendment"). The Certificate of Amendment will effect a .366153-for-one reverse stock split of the shares of issued and outstanding common stock, but will not change the number of authorized shares of common stock or preferred stock or the par value of common stock or preferred stock.

PURPOSE AND MATERIAL EFFECTS OF PROPOSED REVERSE STOCK SPLIT

        The Company is currently a wholly owned subsidiary of Chugai Pharmaceutical Co., Ltd., a Japanese corporation ("Chugai Pharmaceutical"). On December 10, 2001, Chugai Pharmaceutical announced its intention to spin-off the Company by distributing all of its shares of the Company's common stock to its shareholders, subject to Chugai Pharmaceutical shareholder approval of Chugai Pharmaceutical's merger with Nippon Roche Kabushiki Kaisha, a subsidiary of Roche Pharmaholding B.V., and a capital reduction transaction involving the distribution of the Company's common stock. On June 27, 2002, Chugai Pharmaceutical's shareholders approved the merger and the capital reduction transaction. Accordingly, the Company expects the distribution to occur on or about September 15, 2002.

        Chugai Pharmaceutical has fixed a distribution ratio of 0.086 shares of the Company's common stock for every share of Chugai Pharmaceutical common stock held on July 31, 2002, which is the record date for the distribution. As of the record date, Chugai Pharmaceutical currently had outstanding 276,743,552 shares of its common stock and holds 65,000,000 shares of the Company's common stock. Accordingly, Chugai Pharmaceutical now requires the Company to effect a ..366153-for-one reverse stock split so that the ratio of shares of Chugai Pharmaceutical common stock outstanding on the record date to the number of shares of the Company's common stock held by Chugai Pharmaceutical equals 0.086.

        On August 13, 2002, the Company's Board of Directors adopted resolutions, subject to approval by the Company's sole stockholder, to amend the Company's Certificate of Incorporation to: (i) effect a .366153-for-one reverse stock split of the Company's outstanding shares of common stock (with outstanding options to purchase stock being adjusted accordingly) and
(ii) provide a cash payment to stockholders in lieu of, and in exchange for, any fractional shares they would have otherwise been entitled to as a result of the reverse stock split. The sole stockholder approved the reverse stock split by written consent dated August 13, 2002. The amount of the payment in lieu of fractional shares will be based on the fair market value of a share of the Company's common stock, as determined by the Company's Board of Directors. The reverse stock split will not change the number of authorized shares of the Company's common stock or the par value of such common stock.

        The Company's Board of Directors has determined that the reverse stock split offers ancillary benefits to the Company. The Board believes that by reducing the number of shares outstanding, the value of each share will increase. This will help the Company comply with the initial listing requirements for the Nasdaq National Market, which requires a $5 per share minimum bid price. In addition, to the extent that the reverse stock split results in the price per share being greater than specified minimum amounts, it also may facilitate purchases of the shares by institutional investors that cannot purchase shares with a value per share below certain levels and may allow investors to deposit the Company's shares into margin accounts.

        However, the effect of the reverse stock split upon the market price for the Company's common stock cannot be predicted. The market price of the Company's common stock may also be based on the performance of the Company and other factors, most of which are unrelated to the number of shares outstanding.

        Although Chugai Pharmaceutical currently holds all outstanding shares of the Company's common stock, it is possible that holders of options to purchase the Company's common stock granted under the Company's 2000 Equity Participation Plan may exercise options prior to effectiveness of the reverse stock split. The reverse stock split will affect all of the Company's stockholders uniformly and will not affect any stockholder's percentage ownership interest in the Company or proportionate voting power, except to the extent that the reverse stock split results in any of the Company's stockholders owning a fractional share. In lieu of issuing fractional shares, the Company will issue any stockholder who otherwise would have been entitled to receive a fractional share as a result of the reverse stock split cash in an amount equal to such fraction multiplied by the fair market value of a share of the Company's common stock, as determined by the Board of Directors.

        The reverse stock split would have the following effects upon the number of shares of the Company's common stock outstanding and the number of authorized and unissued shares of the Company's common stock. Each share of the Company's common stock owned by a stockholder prior to the reverse stock split (which is referred to herein as an "Old Share") would be exchanged for .366153 of one share of new common stock (which is referred to herein as a "New Share"). The reverse stock split will be effected simultaneously for all common stock and the exchange ratio will be the same for all common stock.

        The principal effect of the reverse stock split will be that (i) the number of shares of common stock issued and outstanding will be reduced from 65,000,000 shares to approximately 23,799,945 shares, (ii) all outstanding options entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options, the number of shares of common stock that such holders would have been able to purchase upon exercise of their options immediately preceding the reverse stock split multiplied by .366153 at an exercise price equal to the exercise price specified before the reverse stock split divided by .366153, resulting in the same aggregate price being required to be paid upon exercise thereof as would have otherwise been paid immediately preceding the reverse stock split, and (iii) the number of shares reserved for issuance in the Company's existing stock option plan will be reduced to a number equal to the number of shares currently included in such plan multiplied by .366153.

        The reverse stock split will not affect the par value of the common stock. As a result, on the effective date of the reverse stock split, the stated capital on the Company's balance sheet attributable to the common stock will be reduced to an amount equal to its present amount multiplied by .366153, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the common stock will be increased because there will be fewer shares of the common stock outstanding.

        The reverse stock split will not change the proportionate equity interests of the Company's stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to fractional shares as described above. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

        Upon effectiveness of the reverse stock split, the number of authorized shares of common stock that are not issued or outstanding would increase from 100 million to approximately 141 million. See, however, Proposal 2 below for a description of other proposed changes to the Company's certificate of incorporation (to be effected after the reverse stock split) that will, among other things, reduce the number of authorized shares of common stock to 100 million. Although this increase could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of common stock or otherwise obtain control of the Company. See Proposal 2 below for a description of other proposed changes to the Company's certificate of incorporation (to be effected after the reverse stock split) and Proposal 3 below for a description of proposed changes to the Company's bylaws (to be effected after the reverse stock split) that could be construed to affect the ability of third parties to take over or cause a change control of the Company.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

        The Company will file the Certificate of Amendment with the Secretary of State of the State of Delaware on or about September 9, 2002. The reverse stock split will become effective on the date of filing the Certificate of Amendment, which is referred to herein as the "effective date." Beginning on the effective date, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

        As soon as practicable after the effective date, stockholders will be notified that the reverse stock split has been effected. The Company will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Company certificates representing Old Shares in exchange for certificates representing New Shares. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

NO DISSENTER'S RIGHTS

        Under the Delaware General Corporation Law, the Company's stockholders are not entitled to dissenter's rights with respect to the proposed amendment to its certificate of incorporation to effect the reverse stock split and the Company will not independently provide its stockholders with any such right.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

        The following is a summary of certain material federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal

Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the consequences of the reverse stock split.

        Stockholders who receive cash upon redemption of their fractional share interests in the New Shares as a result of the reverse stock split will generally recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The federal income tax liabilities generated by the receipt of cash in lieu of a fractional interest should not be material in amount in view of the low value of the fractional interest. Other than the cash payments for fractional shares discussed above, no gain or loss should be recognized by a stockholder upon such stockholder's exchange of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis of the New Shares received in the reverse stock split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the reverse stock split.

        The Company's beliefs regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

        The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

                                   PROPOSAL 2

                   AMENDMENT AND RESTATEMENT OF THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

        Because the Company is transitioning from a private company to a public company, the Board has approved an amendment and restatement of the Company's certificate of incorporation to include several defensive provisions. These defensive measures could have the effect of rendering more difficult or discouraging a merger, tender offer or other takeover attempt that some, or a majority, of the Company's stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then current market price of such stock. These defensive measures, together with the defensive measures included in the proposed changes to the Company's bylaws described in Proposal 3 below, are intended to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of the Company to first negotiate with the Company's Board of Directors. Management believes that the benefits of increased protection give the Company the potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure the Company and outweigh the disadvantages of discouraging the proposals because negotiation of the proposals could result in an improvement of the terms of any such proposal. Management is not aware of any current effort to accumulate shares of the Company's common stock or to otherwise obtain control of the Company. Rather, the defensive provisions included in the Amended and Restated Certificate of Incorporation are being proposed at this time because the Company will become a public company in connection with its spin-off from Chugai Pharmaceutical.

        The Amended and Restated Certificate of Incorporation, which is attached hereto as Appendix B (the "Amended and Restated Certificate"), will be effective immediately prior to the proposed distribution of the shares of the Company's common stock held by Chugai Pharmaceutical to its shareholders. The sole stockholder of the Company approved the Amended and Restated Certificate by written consent dated August 15, 2002.

AUTHORIZED CAPITAL STOCK

        The Amended and Restated Certificate authorizes 20,000,000 million shares of preferred stock, par value $0.0001 per share, and 100,000,000 shares of common stock, par value $0.0001 per share. The

Company's current certificate of incorporation, as amended to date, provides for 165,000,000 shares of common stock, par value $0.0001 per share, and no shares of preferred stock.

STOCKHOLDER VOTING AND DIVIDENDS

        The Amended and Restated Certificate will continue to provide that the holders of the Company's common stock will be entitled to one vote for each share on all matters voted on by stockholders, including elections of directors. However, because of the ability of the Company's Board of Directors to designate shares of preferred stock, and to determine the rights of such shares of preferred stock, from time to time, the holders of common stock may in the future share voting power with any shares of any such series of preferred stock which the Company may designate and issue. The Amended and Restated Certificate does not provide for cumulative voting in the election of directors.

        Subject to any preferential rights of any outstanding series of the Company's preferred stock created by the Company's Board from time to time, the holders of common stock will be entitled to such dividends as may be declared from time to time by the Company's Board from funds available therefore and upon liquidation will be entitled to receive pro rata all assets available for distribution to such holders. The holders of the Company's common stock will have no preemptive rights.

        The rights, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock which the Company may designate and issue in the future.

PREFERRED STOCK

        The Amended and Restated Certificate authorizes the Company's Board of Directors to establish one or more series of the Company's preferred stock and to determine, with respect to any series of the Company's preferred stock, the terms and rights of such series, including:

               -  the designation of the series,

               - the number of shares of the series, which number the Company's Board may thereafter, except where otherwise provided in the applicable certificate of designation, increase or decrease, but not below the number of shares then outstanding,

               - whether dividends, if any, will be cumulative or noncumulative, and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative,

               - the rate of any dividends or method of determining such dividends payable to the holders of the shares of such series, any conditions upon which such dividends will be paid and the date or dates or the method for determining the date or dates upon which such dividends will be payable,

               - the redemption rights and price or prices, if any, for shares of the series,

               - the terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series,

               - the amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company's affairs,

               - whether the shares of the series will be convertible or exchangeable into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares will be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made,

               - restrictions on the issuance of shares of the same series or of any other series,

               - the voting rights, if any, of the holders of the shares of the series, and

               - any other relative rights, preferences and limitations of such series.

        The authorized shares of the Company's preferred stock, as well as shares of the Company's common stock, will be available for issuance without further action by the Company's stockholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which the Company's securities may be listed or traded. The Nasdaq National Market currently requires stockholder approval as a prerequisite to listing shares in several instances, including where the present or potential issuance of shares could result in an increase in the number of shares of common stock, or in the amount of voting securities, outstanding of at least 20 percent. If the approval of the Company's stockholders is not required for the issuance of shares of preferred stock or common stock, the Board may determine not to seek such stockholder approval.

        The Company believes that the ability of the Company's Board of Directors to issue one or more series of preferred stock will provide the Company with flexibility in structuring possible future financings and acquisitions and in meeting other corporate needs which might arise. Although the Board has no intention at the present time of doing so, the Board could issue a series of preferred stock that could, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt. The Board will make any determination to issue such shares based on its judgment as to the best interests of the Company and its stockholders. The Board, in so acting, could issue a series of preferred stock having terms that could discourage an acquisition attempt through which an acquiror may be able to change the composition of the Board, including a tender offer or other transaction that some, or a majority, of the Company's stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then current market price of such stock.

BOARD OF DIRECTORS

        The Amended and Restated Certificate provides that the number of the Company's directors will be as set forth in the Company's bylaws or a duly adopted amendment thereto. The Company's Amended and Restated Bylaws will provide that, except as otherwise fixed by or pursuant to the provisions of a certificate of designations setting forth the rights of the holders of any series of the Company's preferred stock, the number of the Company's directors will be fixed from time to time exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the directors.

        The Company's directors, other than those who may be elected by the holders of the Company's preferred stock, will be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2003, another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2004 and another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2005, with each director to hold office until his or her successor is duly elected and qualified. Commencing with the 2003 annual meeting of stockholders, directors elected to succeed directors whose terms then expire will be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until such person's successor is duly elected and qualified.

        The Amended and Restated Certificate provides that, except as otherwise provided for or fixed by or pursuant to a certificate of designations setting forth the rights of the holders of any series of the Company's preferred stock, newly created directorships resulting from any increase in the number of directors and any vacancies on the Company's board resulting from death, resignation, removal or otherwise will be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Company's Board, and not by the stockholders. Any director elected in accordance with the preceding sentence will hold office for the remainder of the term and until such director's successor shall have been duly elected and qualified. No decrease in the number of directors constituting the Company's Board will shorten the term of any incumbent director. Subject to the rights of holders of the Company's preferred stock, no director may be removed from office by the stockholders except for cause and only by the affirmative vote of the holders of at least 80 percent of the voting power of all of the Company's voting stock then outstanding, voting together as a single class.

        These provisions would preclude a third party from removing incumbent directors and simultaneously gaining control of the Board by filling the vacancies created by removal with its own nominees. Under the classified board provisions described above, it would take at least two elections of directors for any individual or group to gain control of the Board. Accordingly, these provisions could discourage a third party from initiating a proxy contest, making a tender offer or otherwise attempting to gain control of the Company. These provisions apply to all elections of directors and not just to elections following a change of control. As a result, these provisions also have the affect of making it more difficult for stockholders to change a majority of the directors even if the only reason for the change may be the performance of the present directors.

SPECIAL MEETINGS AND STOCKHOLDER ACTION BY WRITTEN CONSENT

        The Amended and Restated Certificate provides that any action required or permitted to be taken by the Company's stockholders must be affected at a duly called annual or special meeting of such stockholders and may not be affected by any consent in writing by such stockholders. Except as otherwise required by law and subject to the rights of the holders of the Company's preferred stock, special meetings of the Company's stockholders for any purpose or purposes may be called only by the Company's Board pursuant to a resolution stating the purpose or purposes thereof approved by a majority of the whole Board or by the Company's Chairman of the Board and, any power of stockholders to call a special meeting is specifically denied. No business other than that stated in the notice may be transacted at any special meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting unless a special meeting is called by the Company's Board of Directors or the Chairman of the Board.

INDEMNIFICATION

        The Amended and Restated Certificate expands on the indemnification provisions contained in the Company's current certificate of incorporation. Specifically, the Amended and Restated Certificate provides that each person who was or is made or is threatened to be made a party to any action or proceeding by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Company or is or was serving at the Company's request as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, will be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended. Such rights are not exclusive of any other right which any person may have or thereafter acquire under any statute, provision of the certificate of incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise. The Amended and Restated Certificate also specifically authorizes the Company to grant similar indemnification rights to the Company's employees or agents.

        The Company has provided, consistent with the Delaware General Corporation Law, in the Amended and Restated Certificate that a director of the Company shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

               - any breach of the director's duty of loyalty to the Company or its stockholders,

               - acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

               - payments of unlawful dividends or unlawful stock repurchases or redemptions, or

               - any transaction from which the director derived an improper personal benefit.

        Neither the amendment nor repeal of such provision will eliminate or reduce the effect of such provision in respect of any matter occurring, or any cause of action, suit or claim that, but for such provision, would accrue or arise prior to such amendment or repeal.

AMENDMENT OF CERTIFICATE OF INCORPORATION

        The Amended and Restated Certificate provides that the affirmative vote of the holders of at least 80 percent of the Company's voting stock then outstanding, voting together as a single class, is required to amend provisions of the Amended and Restated Certificate relating to, among other things, (1) the number, election and term of the Company's directors, (2) the nomination of director candidates and the proposal of business by stockholders, (3) the filling of vacancies on the Board of Directors and (4) the removal of directors. The Amended and Restated Certificate further provides that the Company's Amended and Restated Bylaws, including the stockholder notice procedure described in Proposal 3 below, may be amended only by the Company's Board or by the affirmative vote of the holders of at least 80 percent of the voting power of the outstanding shares of voting stock, voting together as a single class.

        The foregoing discussion of the proposed amendment and restatement of the Company's certificate of incorporation is qualified in its entirety by reference to the form of Amended and Restated Certificate of Incorporation, which is attached hereto as Appendix C.

NO DISSENTER'S RIGHTS

        Under the Delaware General Corporation Law, the Company's stockholders are not entitled to dissenter's rights with respect to the proposed amendment and restatement of the Company's certificate of incorporation described above.

                                   PROPOSAL 3

                AMENDMENT AND RESTATEMENT OF THE COMPANY'S BYLAWS

        Because the Company is transitioning from a private company to a public company, the Board has approved an amendment and restatement of the Company's bylaws to include several defensive provisions. These defensive measures could have the effect of rendering more difficult or discouraging a merger, tender offer or other takeover attempt that some, or a majority, of the Company's stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then current market price of such stock. These defensive measures, together with the defensive measures included in the proposed changes to the Company's certificate of incorporation described in Proposal 2 above, are intended to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of the Company to first negotiate with the Company's Board of Directors. Management believes that the benefits of increased protection give the Company the potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure the Company and outweigh the disadvantages of discouraging the proposals because negotiation of the proposals could result in an improvement of the terms of any such proposal. Management is not aware of any current effort to accumulate shares of the Company's common stock or to otherwise obtain control of the Company. Rather, the defensive provisions included in the Amended and Restated Bylaws are being proposed at this time because the Company will become a public company in connection with its spin-off from Chugai Pharmaceutical.


        The Amended and Restated Bylaws, in the form attached hereto as Appendix C (the "Amended and Restated Bylaws"), will be effective immediately prior to the distribution of the shares of the Company's common stock held by Chugai Pharmaceutical to its shareholders. The sole stockholder of the Company approved the Amended and Restated Bylaws by written consent dated August 15, 2002.

SPECIAL MEETINGS AND STOCKHOLDER ACTION BY WRITTEN CONSENT

        The Amended and Restated Bylaws provide that any action required or permitted to be taken by the Company's stockholders must be effected at a duly called annual or special meeting of such stockholders and may not be effected by any consent in writing by such stockholders. Previously, the Company's bylaws allowed action by written consent of the stockholders.

        In addition, the Amended and Restated Bylaws provide that except as otherwise required by law and subject to the rights of the holders of any of the Company's preferred stock, special meetings of the Company's stockholders for any purpose or purposes may be called only by the Company's Board of Directors pursuant to a resolution stating the purpose or purposes thereof approved by a majority of the whole Board or by the Chairman of the Board and any power of stockholders to call a special meeting is specifically denied. No business other than that stated in the notice may be transacted at any special meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting unless a special meeting is called by the Company's Board of Directors or the Chairman of the Board. Previously, at the written request of stockholders owning a majority of the shares then outstanding and entitled to vote, the Company's president was compelled to call a special meeting.

NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS

        The Amended and Restated Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of the Company's stockholders. This stockholder notice procedure provides that only persons who are nominated by, or at the direction of, the Company's Board of Directors, or by a stockholder who has given timely written notice to the Company's secretary prior to the meeting at which directors are to be elected, will be eligible for election as the Company's directors. This stockholder notice procedure also provides that at an annual meeting only such business may be conducted as has been brought before the meeting by, or at the direction of, the Company's Board, or by a stockholder who has given timely written notice to the Company's secretary of such stockholder's intention to bring such business before such meeting. For notice of stockholder nominations to be made at an annual meeting to be timely, such notice must be received by the Company's secretary not later than the close of business on the 90th calendar day nor earlier than the close of business on the 120th calendar day prior to the first anniversary of the preceding year's annual meeting, except that, in the event that the date of the annual meeting is more than 30 calendar days before or more than 60 calendar days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th calendar day prior to such annual meeting and not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the day on which public announcement of a meeting date is first made by the Company.

        Under this stockholder notice procedure, for notice of a stockholder nomination to be made at a special meeting at which directors are to be elected to be timely, such notice must be received by the Company not earlier than the close of business on the 120th calendar day prior to such special meeting and not later than the close of business on the later of the 90th calendar day prior to such special meeting or the 10th calendar day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Company's Board to be elected at such meeting.

        In addition, a stockholder's notice to the Company proposing to nominate a person for election as a director or relating to the conduct of business other than the nomination of directors must contain the information required by the Amended and Restated Bylaws. If the chairman of a meeting determines that an individual was not nominated, or other business was not brought before the meeting, in accordance with the stockholder notice procedure, such individual will not be eligible for election as a director, or such business will not be conducted at such meeting, as the case may be.

        Previously, there was no such stockholder notice procedure in place.

REMOVAL OF DIRECTORS

        The Amended and Restated Bylaws provide that no director (other than directors elected by one or more series of preferred stock of the Company) may be removed from office by the stockholders except for cause and upon the affirmative vote of not less than 80% of the total voting power of all of the outstanding securities of the corporation then entitled to vote generally in the election of directors, voting together as a single class. Previously, any or all of the directors could be removed with or without cause by the stockholders.

        The foregoing discussion of the proposed amendment and restatement of the Company's bylaws is qualified in its entirety by reference to the form of Amended and Restated Bylaws, which are attached hereto as Appendix C.

NO DISSENTER'S RIGHTS

        Under the Delaware General Corporation Law, the Company's stockholders are not entitled to dissenter's rights with respect to the proposed amendment and restatement of the Company's bylaws described above.

                                   PROPOSAL 4

        APPROVAL OF FORM OF INDEMNIFICATION AGREEMENT TO BE ENTERED INTO
                  BY THE COMPANY AND ITS OFFICERS AND DIRECTORS

        Because the Company is transitioning from a private company to a public company, the Board approved and recommended to the sole stockholder a form of indemnification agreement to be entered into between the Company and its officers and directors. The sole stockholder has approved and ratified the proposed Indemnification Agreement in substantially the form attached hereto as Appendix D (the "Indemnification Agreement"). Such Indemnification Agreement will be entered into between the Company and its officers and directors, including future officers and directors.

        The Board of Directors believes that the Indemnification Agreement will serve the best interests of the Company and its stockholders by strengthening the Company's ability to attract and retain knowledgeable and experienced persons to serve as directors and officers.

DELAWARE LAW

        Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify any current or former director, officer or employee or other individual against expenses, judgments, fines and amounts paid in settlement in connection with civil, criminal, administrative or investigative actions or proceedings, other than a derivative action by or in the right of the corporation, if the director, officer, employee or other individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's bylaws, disinterested director vote, stockholder vote, agreement or otherwise.

RELEVANT PROVISIONS OF THE COMPANY'S CERTIFICATE OF INCORPORATION

        The Amended and Restated Certificate of Incorporation described in Proposal 2 above provides that each person who was or is made or is threatened to be made a party to any action or proceeding by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Company or is or was serving at the Company's request as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, will be indemnified and held harmless by the

Company to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended. Such rights are not exclusive of any other right which any person may have or thereafter acquire under any statute, bylaws, agreement, vote of stockholders or disinterested directors or otherwise. The Amended and Restated Bylaws described in Proposal 3 above also specifically authorize the Company to grant similar indemnification rights to the Company's employees or agents.

        The Company has provided, consistent with the Delaware General Corporation Law, in its Amended and Restated Certificate that a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

               - any breach of the director's duty of loyalty to the Company or its stockholders,

               - acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

               - payments of unlawful dividends or unlawful stock repurchases or redemptions, or

               - any transaction from which the director derived an improper personal benefit.

        Neither the amendment nor repeal of such provision will eliminate or reduce the effect of such provision in respect of any matter occurring, or any cause of action, suit or claim that, but for such provision, would accrue or arise prior to such amendment or repeal.

DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

        The Company presently maintains a policy of directors' and officers' liability insurance. There is no assurance that such coverage will continue to be available with such breadth of coverage as the Company deems advisable and at reasonable expense. Accordingly, the Board of Directors believes that it serves the Company's interest to supplement any coverage the Company may maintain in the future by agreement.

SUMMARY OF THE INDEMNIFICATION AGREEMENT

        The proposed Indemnification Agreement attempts to provide to the directors and officers of the Company the maximum indemnification allowed under applicable law and under the Amended and Restated Certificate. The Indemnification Agreement provides for indemnification under a broader range of circumstances than those specifically provided by Section 145 of the Delaware General Corporation Law. It has not yet been determined, however, to what extent the indemnification expressly permitted by Section 145 may be expanded by agreement or otherwise and, therefore, the scope of indemnification provided by the Indemnification Agreement may be subject to future judicial interpretation. Any award of indemnification would come directly from the assets of the Company, thereby affecting a stockholder's investment.

        The proposed Indemnification Agreement provides for mandatory indemnity of an officer or director made party to a "proceeding" by reason of the fact that he or she is or was an officer or director of the Company, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the Company's best interests. The Indemnification Agreement also obligates the Company to advance expenses to an indemnitee provided that he or she agrees to repay advanced expenses in the event he or she is not entitled to indemnification. Indemnitees are also entitled to partial indemnification, and indemnification for expenses incurred as a result of acting at the Company's request as a director, officer or agent of an employee benefit plan or other partnership, corporation, joint venture, trust or other enterprise owned or controlled by the Company.

        The benefits of the Indemnification Agreement would not be available if
(i) payment is made to the officer or director under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement; (ii) such claim against the director or officer related to an accounting of profits made from the purchase or sale by the director or officer of the Company's securities pursuant to the provisions of
Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statutory law; (iii) the proceeding was initiated by the director or officer, or the proceeding was initiated by the director or officer against the Company or its directors, officers, employees or other agents, subject to certain exceptions including whether indemnification is expressly required to be made by law, the Board of Directors authorized such proceeding, or the Company provides indemnification, in its sole discretion;
(iv) the conduct of such director or officer constitutes a breach of the duty of loyalty owed to the Company or its stockholders by such director or officer or is an act or omission not in good faith or which involves intentional misconduct or a knowing violation of the law; or (v) indemnification is not lawful (and, in this respect, both the Company and the director or officer have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and therefore not enforceable and that claims for indemnification should be submitted to appropriate courts for adjudication).

        The proposed Indemnification Agreement, together with the limitation on the directors' liability provided in the Amended and Restated Certificate, reduce significantly the number of instances in which directors or officers might be held personally liable to the Company for monetary damages for breach of their fiduciary duties. Therefore, it should be noted that the current officers and directors of the Company have a direct personal interest in the approval of the Indemnification Agreement.

        The foregoing discussion of the Indemnification Agreement is qualified in its entirety by reference to the form of Indemnification Agreement attached to this proxy statement as Appendix D.

INDEMNIFICATION FOR LIABILITIES UNDER THE SECURITIES ACT OF 1933

        The Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons of the Company against liabilities arising under the Securities Act of 1933, as amended (the "Act"), is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director or officer of the Company in the successful defense of any such action, suit or proceeding) is asserted by such director or officer in connection with securities which have been registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

NO DISSENTER'S RIGHTS

        Under the Delaware General Corporation Law, the Company's stockholders are not entitled to dissenter's rights with respect to the proposed execution and delivery by the Company of the Indemnification Agreement described above.

                                                                      APPENDIX A


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

        Gen-Probe Incorporated, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

        FIRST: That the Board of Directors of the Corporation, acting by unanimous written consent, adopted a resolution proposing and declaring advisable that Article FOURTH of the Certificate of Incorporation of the Corporation be amended to read in its entirety as follows:

                      "FOURTH: The Corporation is authorized to issue one class
               of stock to be designated "Common Stock." The total number of shares which the Corporation is authorized to issue is One Hundred Sixty-Five Million (165,000,000) shares, each with a par value of $0.0001 per share. Upon the filing in the Office of the Secretary of State of the State of Delaware of this Certificate of Amendment of Certificate of Incorporation (the "Effective Time"), a .366153-for-one reverse stock split of the Corporation's Common Stock shall become effective, pursuant to which each share of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into .366153 of one share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent .366153 of one share of Common Stock from and after the Effective Time. The par value of the Common Stock shall remain $0.0001 per share. No fractional shares shall be issued as a result of the reverse stock split contemplated hereby. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of the Common Stock as determined by the Board of Directors of the Corporation. Shares of Common Stock that were outstanding prior to the Effective Time, and that are not outstanding after and as a result of the .366153-for-one reverse stock split, shall resume the status of authorized but unissued shares of Common Stock."

        SECOND: That in lieu of a meeting and vote, the sole stockholder of the Corporation has given written consent to said amendment in accordance with Section 228 of the Delaware General Corporation Law.

        THIRD: That the aforesaid amendment has been duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the Delaware General Corporation Law.

        IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this __ day of ___________, 2002.


                                             By:_______________________________
                                                Henry L. Nordhoff
                                                Chief Executive Officer

                                                                      APPENDIX B

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                             GEN-PROBE INCORPORATED


        Gen-Probe Incorporated (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "GCL"), DOES HEREBY CERTIFY:

        1. The name of the Corporation is Gen-Probe Incorporated. The Corporation's original Certificate of Incorporation was filed on July 27, 1987.

        2. Pursuant to Section 242 and 228 of the General Corporation Law of the State of Delaware, the amendments and restatements herein set forth have been duly approved by the Board of Directors and the sole stockholder of the Corporation.

        3. Pursuant to Section 245 of the General Corporation Law of the State of Delaware, this Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of the Corporation.

        4. The text of the Corporation's Certificate of Incorporation is hereby restated and amended to read in its entirety as follows:

        "FIRST: The name of the Corporation (hereinafter the "Corporation") is Gen-Probe Incorporated.

        SECOND: The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801, and its registered agent at such address is The Corporation Trust Company.

        THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "GCL").

        FOURTH: The Corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock, par value $0.0001 per share ("Common Stock"), and Preferred Stock, par value $0.0001 per share ("Preferred Stock"). The total number of shares the Corporation shall have the authority to issue is 120,000,000 shares, 100,000,000 shares of which shall be Common Stock and 20,000,000 shares of which shall be Preferred Stock.

                (1) Common Stock. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock or any series thereof. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders. There shall be no cumulative voting. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of the Corporation will be entitled to receive ratably all assets of the Corporation available for distribution to stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

                (2) Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated in the resolution or resolutions providing for the establishment of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Authority is hereby expressly granted to the Board of Directors of the Corporation to issue, from time to time, shares of Preferred Stock in one or more series, and, in connection with the establishment of any such series by resolution or resolutions, to determine and fix such voting powers, full or limited, or no voting powers, and such other powers, designations, preferences and relative, participating, optional, and other special rights, and the qualifications, limitations, and restrictions thereof, if any, including, without limitation, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated in such resolution or resolutions, all to the fullest extent permitted by the GCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the establishment of any series of Preferred Stock may, to the extent permitted by law, provide that such series shall be superior to, rank equally with or be junior to the Preferred Stock of any other series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may be different from those of any and all other series of Preferred Stock at any time outstanding. Except as otherwise expressly provided in the resolution or resolutions providing for the establishment of any series of Preferred Stock, no vote of the holders of shares of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation.

        FIFTH: (1) The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors having that number of directors set out in the Bylaws of the Corporation as adopted or as set forth from time to time by a duly adopted amendment thereto by the Board of Directors or stockholders of the Corporation.

                (2) No director (other than directors elected by one or more series of Preferred Stock) may be removed from office by the stockholders except for cause and, in addition to any other vote required by law, upon the affirmative vote of not less than 80% of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

                (3) The directors of the Corporation, other than directors elected by one or more series of Preferred Stock, shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors (other than directors elected by one or more series of Preferred Stock) constituting the entire Board of Directors. Each director (other than directors elected by one or more series of Preferred Stock) shall serve for a term ending on the date of the third annual meeting of stockholders next following the annual meeting at which such director was elected, provided that directors initially designated as Class I directors shall serve for a term ending on the date of the 2003 annual meeting, directors initially designated as Class II directors shall serve for a term ending on the date of the 2004 annual meeting, and directors initially designated as Class III directors shall serve for a term ending on the date of the 2005 annual meeting. Notwithstanding the foregoing, each director shall hold office until such director's successor shall have been duly elected and qualified or until such director's earlier death, resignation or removal. If the number of directors (other than directors elected by one or more series of Preferred Stock) is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no event will a decrease in the number of directors shorten the term of any incumbent director. Vacancies on the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of directors (other than directors elected by one or more series of Preferred Stock) may be filled solely by a majority of the directors then in office (although less than a quorum) or by a sole remaining director, and each director so elected shall hold office for a term that shall coincide with the remaining term of the class to which such director shall have been elected. Whenever the holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, the nomination, election, term of office, filling of vacancies, removal and other features of such directorships shall not be governed by this Article FIFTH unless otherwise provided for in the certificate of designation for such classes or series.

                (4) Advance notice of stockholder nominations for the election of directors and of the proposal of business by stockholders shall be given in the manner provided in the Bylaws of the Corporation, as amended and in effect from time to time.

        SIXTH: The Corporation is to have perpetual existence.

        SEVENTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation and for the further definition of the powers of the Corporation and its directors and stockholders:

                (1) The Board of Directors is expressly authorized to make, adopt, amend, alter, rescind or repeal the Bylaws of the Corporation. Notwithstanding the foregoing, the stockholders may adopt, amend, alter, rescind or repeal the Bylaws with, in addition to any other vote required by law, the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

                (2) Elections of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

                (3) Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of stockholders at an annual or special meeting duly noticed and called in accordance with the GCL, and may not be taken by written consent of stockholders without a meeting.

                (4) Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Chairman of the Board of Directors or at the written request of a majority of the members of the Board of Directors and may not be called by any other person; provided, however, that if and to the extent that any special meeting of stockholders may be called by any other person or persons specified in any provisions of the Certificate of Incorporation or any amendment thereto or any certificate filed under Section 151(g) of the GCL, then such special meeting may also be called by the person or persons, in the manner, at the times and for the purposes so specified.

        EIGHTH: (a) Subject to Article EIGHTH (c), the Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                (b) Subject to Article EIGHTH (c), the Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

                (c) Any indemnification under this Article EIGHTH (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer or other person entitled to indemnification under this Article EIGHTH is proper in the circumstances because he has met the applicable standard of conduct set forth in Article EIGHTH (a) or Article EIGHTH (b), as the case may be. Such determination shall be made, with respect to an officer or director,
(i) by the Board of Directors by a majority vote of directors who were not parties to such action, suit or proceeding, even though less than a quorum, (ii) by a committee of directors who were not parties to such action, suit or proceeding even though less than a quorum, (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Article EIGHTH (a) or Article EIGHTH (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

                (d) Notwithstanding any contrary determination in the specific case under Article EIGHTH (c), and notwithstanding the absence of any determination thereunder, any present or former director or officer of the Corporation may apply to the Court of Chancery of the State of Delaware for indemnification to the extent otherwise permissible under Article EIGHTH (a) and Article EIGHTH (b). The basis of such indemnification by a court shall be a determination by such court that indemnification of such person is proper in the circumstances because he has met the applicable standards of conduct set forth in Article EIGHTH (a) or Article EIGHTH (b), as the case may be. Neither a contrary determination in the specific case under Article EIGHTH (c) nor the absence of any determination thereunder shall be a defense to such application or create a presumption that such person seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Article EIGHTH (d) shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, such person seeking indemnification in the Court of Chancery of the State of Delaware shall also be entitled to be paid the expense of prosecuting such application.

                (e) Expenses incurred by a person who is or was a director or officer of the Corporation in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article EIGHTH.

                (f) The indemnification and advancement of expenses provided by or granted pursuant to this Article EIGHTH shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Article EIGHTH (a) and Article EIGHTH (b) shall be made to the fullest extent permitted by law. The provisions of this Article EIGHTH shall not be deemed to preclude the indemnification of any person who is not specified in Article EIGHTH (a) or Article EIGHTH (b) but whom the Corporation has the power or obligation to indemnify under the provisions of the GCL, or otherwise. The benefits of this Article EIGHTH shall extend to former directors and officers of the Corporation (and former directors and officers of other corporations, partnerships, joint ventures, trusts, employee benefit plans or other enterprises who served at the request of the Corporation) who ceased to be directors or officers of the Corporation (or such other corporations, partnerships, joint ventures, trusts, employee benefit plans or other enterprises) prior to the effectiveness of this Amended and Restated Certificate of Incorporation.

                (g) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or the obligation to indemnify him against such liability under the provisions of this Article EIGHTH or Section 145 of the GCL.

                (h) For purposes of this Article EIGHTH, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article EIGHTH with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article EIGHTH, references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such person with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article EIGHTH. For purposes of any determination under Article EIGHTH (c), a person shall be deemed to have acted in good faith in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Article EIGHTH (h) shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Article EIGHTH (h) shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Article EIGHTH (a) or (b), as the case may be.

                (i) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article EIGHTH shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

                (j) Notwithstanding anything contained in this Article EIGHTH to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Article EIGHTH (d)), the Corporation shall not be obligated to indemnify any person in connection with a proceeding (or part, thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

                (k) The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article EIGHTH to directors and officers of the Corporation.

        NINTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this Article shall not eliminate or limit the liability of a director (i) for any breach of his duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derives an improper personal benefit.

                If the GCL is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of the director to the Corporation shall be limited or eliminated to the fullest extent permitted by the GCL, as so amended from time to time. Any amendment, repeal or modification of this Article shall be prospective only, and shall not adversely affect any right or protection of a director of the Corporation under this Article NINTH in respect of any act or omission occurring prior to the time of such amendment, repeal or modification.

        TENTH: Each reference in this Certificate of Incorporation to any provision of the GCL refers to the specified provision of the GCL, as the same now exists or as it may hereafter be amended or superseded.

        ELEVENTH: The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware; and all rights conferred on stockholders, directors or any other persons herein are granted subject to this reservation; provided, however, that no amendment, alteration, change or repeal may be made to Article FIFTH, SEVENTH, EIGHTH or NINTH without the affirmative vote of the holders of at least eighty percent (80%) of the outstanding voting stock of the corporation, voting together as a single class."

        IN WITNESS WHEREOF, Gen-Probe Incorporated has caused this Amended and Restated Certificate of Incorporation to be signed by Henry L. Nordhoff, its President and Chief Executive Officer and __________, its Secretary, this ___ day of __________.

                            Gen-Probe Incorporated,
                            a Delaware corporation


                            By:
                                   -----------------------------
                                   Name:
                                   Title:  President and Chief Executive Officer

ATTEST

--------------------------
Name:
Title: Secretary

                                                                      APPENDIX C

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                             GEN-PROBE INCORPORATED

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                             GEN-PROBE INCORPORATED


                                TABLE OF CONTENTS
                                -----------------

                                                                                        Page
                                                                                        ----
ARTICLE I  OFFICES........................................................................1
   Section 1.  REGISTERED OFFICES.........................................................1
   Section 2.  OTHER OFFICES..............................................................1


ARTICLE II  MEETINGS OF STOCKHOLDERS......................................................1
   Section 1.  PLACE OF MEETINGS..........................................................1
   Section 2.  ANNUAL MEETING OF STOCKHOLDERS.............................................1
   Section 3.  QUORUM.....................................................................1
   Section 4.  ORGANIZATION...............................................................2
   Section 5.  CONDUCT OF MEETINGS........................................................2
   Section 6.  VOTING.....................................................................3
   Section 7.  PROXIES....................................................................3
   Section 8.  SPECIAL MEETINGS...........................................................3
   Section 9.  ADJOURNMENTS...............................................................4
   Section 10. NOTICE OF MEETINGS.........................................................4
   Section 11. NO STOCKHOLDER ACTION BY WRITTEN CONSENT...................................4
   Section 12. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD....................4
   Section 13. NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.............................5
   Section 14. MAINTENANCE AND INSPECTION OF STOCKHOLDER LIST.............................9


ARTICLE III  DIRECTORS...................................................................10
   Section 1.  THE NUMBER OF DIRECTORS...................................................10
   Section 2.  VACANCIES.................................................................10
   Section 3.  POWERS....................................................................11
   Section 4.  PLACE OF DIRECTORS' MEETINGS..............................................11
   Section 5.  REGULAR MEETINGS..........................................................11
   Section 6.  SPECIAL MEETINGS..........................................................11
   Section 7.  QUORUM....................................................................11
   Section 8.  ACTION WITHOUT MEETING....................................................12
   Section 9.  TELEPHONIC MEETINGS.......................................................12

   Section 10.  COMMITTEES OF DIRECTORS..................................................12
   Section 11.  MINUTES OF COMMITTEE MEETINGS............................................13
   Section 12.  COMPENSATION OF DIRECTORS................................................13


ARTICLE IV  OFFICERS.....................................................................13
   Section 1.  OFFICERS..................................................................13
   Section 2.  ELECTION OF OFFICERS......................................................14
   Section 3.  SUBORDINATE OFFICERS......................................................14
   Section 4.  COMPENSATION OF OFFICERS..................................................14
   Section 5.  TERM OF OFFICE; REMOVAL AND VACANCIES.....................................14
   Section 6.  POWERS AND DUTIES OF OFFICERS.............................................14


ARTICLE V  INDEMNIFICATION OF EMPLOYEES AND AGENTS.......................................14


ARTICLE VI  CERTIFICATES OF STOCK........................................................15
   Section 1.  CERTIFICATES..............................................................15
   Section 2.  SIGNATURES ON CERTIFICATES................................................15
   Section 3.  LOST CERTIFICATES.........................................................15


ARTICLE VII  GENERAL PROVISION...........................................................16
   Section 1.  CHECKS....................................................................16
   Section 2.  FISCAL YEAR...............................................................16
   Section 3.  CORPORATE SEAL............................................................16
   Section 4.  MANNER OF GIVING NOTICE...................................................16
   Section 5.  WAIVER OF NOTICE..........................................................16


ARTICLE VIII  AMENDMENTS.................................................................17

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                             GEN-PROBE INCORPORATED

                                    ARTICLE I

                                     OFFICES

                Section 1. REGISTERED OFFICES. The registered office shall be 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801 and the name of the registered agent of the corporation is The Corporation Trust Company.

                Section 2. OTHER OFFICES. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

                Section 1. PLACE OF MEETINGS. Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

                Section 2. ANNUAL MEETING OF STOCKHOLDERS. An annual meeting of stockholders shall be held each year on a date and a time designated by the Board of Directors. At each annual meeting directors shall be elected and any other proper business may be transacted.

                Section 3. QUORUM. A majority of the stock issued and outstanding and entitled to vote at any meeting of stockholders, the holders of which are present in person or represented by proxy, shall constitute a quorum for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation, or by these Bylaws. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present or represented at any meeting of the stockholders, a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.

                Section 4. ORGANIZATION. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Vice Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person or act as secretary of the meeting. The chairman of the meeting shall announce at the meeting of stockholders the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote.

                Section 5. CONDUCT OF MEETINGS. The Board of Directors of the corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (1) the establishment of an agenda or order of business for the meeting; (2) rules and procedures for maintaining order at the meeting and the safety of those present; (3) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (4) restrictions on entry to the meeting after the time fixed for the commencement thereof; and

(5) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

                Section 6. VOTING. When a quorum is present at any meeting, in all matters other than the election of directors, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by applicable law or regulation, or the Certificate of Incorporation, or these Bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

                Section 7. PROXIES. At each meeting of the stockholders, each stockholder having the right to vote may vote in person or may authorize another person or persons to act for him by proxy, but no proxy shall be voted or acted upon after three years from its date unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy bearing a later date to the Secretary of the corporation. All proxies must be filed with the Secretary of the corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the corporation on the record date set by the Board of Directors as provided in
Article II, Section 12 hereof.

                Section 8. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board of Directors or at the written request of a majority of the members of the Board of Directors and may not be called by any other person; provided, however, that if and to the extent that any special meeting of stockholders may be called by any other person or persons specified in any provisions of the Certificate of Incorporation or any amendment thereto or any certificate filed under
Section 151(g) of the General Corporation Law of the State of Delaware, then such special meeting may also be called by the person or persons, in the manner, at the times and for the purposes so specified.

                Section 9. ADJOURNMENTS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                Section 10. NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

                Section 11. NO STOCKHOLDER ACTION BY WRITTEN CONSENT. No action required to be taken or which may be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

                Section 12. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and (2) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                Section 13. NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

                    (1) Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the corporation's notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or (c) by any stockholder of the corporation who was a stockholder of record at the time notice is given to the Secretary of the Corporation pursuant to this Section 13, who is entitled to vote at the meeting and who complies with the notice procedures in this Section 13.

                    (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph
(1) of this Section 13, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation and any such proposed business other than the nominations of persons for election to the Board of Directors must constitute a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the earlier of (i) the day on which notice of the meeting was mailed or (ii) the date public announcement of the date of such meeting is first made by the corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such persons' written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including, in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder and of such beneficial owner, as they appear on the corporation's books, (ii) the class and number of shares of capital stock of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder's proposal has been included in a proxy statement that has been prepared by the corporation to solicit proxies for such annual meeting. The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the corporation.

                    (3) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time the notice provided for in this Section 13(3) is delivered to the Secretary of the corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 13(3). In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation's notice of meeting, if the stockholder's notice required by Section 13(2) shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

                    (4) (a) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 shall be eligible to be elected at an annual or special meeting of stockholders of the corporation to serve as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 13. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 13 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or who is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (2)(c)(iv) of this
Section 13) and (B) if any proposed nomination or business was not made or proposed in compliance with this Section 13, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 13, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

                        (b) For purposes of this Section 13, "public announcement" shall include disclosure in a press release reported by PR Newswire, Business Wire, the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                        (c) Notwithstanding the foregoing provisions of this
Section 13, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13. Nothing in this Section 13 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of preferred stock of the corporation to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

                Section 14. MAINTENANCE AND INSPECTION OF STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of the stockholders.

                                   ARTICLE III

                                    DIRECTORS

                Section 1. THE NUMBER OF DIRECTORS. Unless otherwise provided by law or the Certificate of Incorporation, the number of directors which shall constitute the whole Board of Directors shall be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the directors. The directors need not be stockholders. Unless otherwise provided by law or the Certificate of Incorporation, the directors shall be elected at the annual meeting of the stockholders, except as provided in Section 6 of this Article, and each director elected shall hold office until his successor is elected and qualified or until such director's earlier death, resignation, disqualification, or removal. Unless otherwise provided by law or the Certificate of Incorporation, no director (other than directors elected by one or more series of preferred stock of the Corporation) may be removed from office by the stockholders except for cause and, in addition to any other vote required by law, upon the affirmative vote of not less than 80% of the total voting power of all outstanding securities of the corporation then entitled to vote generally in the election of directors, voting together as a single class.

                Section 2. VACANCIES. Unless otherwise provided by law or the Certificate of Incorporation, vacancies on the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors (other than directors elected by one or more series of preferred stock of the corporation) may be filled solely by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The directors so chosen shall hold office until expiration of the term of office of the director he has replaced or until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by law.

                Section 3. POWERS. The property and business of the corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board may exercise all such powers of the corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

                Section 4. PLACE OF DIRECTORS' MEETINGS. The directors may hold their meetings and have one or more offices and keep the books of the corporation outside of the State of Delaware.

                Section 5. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held with or without notice at such time and place as shall from time to time be determined by the Board of Directors.

                Section 6. SPECIAL MEETINGS. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three
(3) days before the date of the meeting.

                Section 7. QUORUM. At all meetings of the Board of Directors, a majority of the authorized number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which there is a quorum, shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, by the

Certificate of Incorporation or by these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. If only one director is authorized, such sole director shall constitute a quorum.

                Section 8. ACTION WITHOUT MEETING. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

                Section 9. TELEPHONIC MEETINGS. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

                Section 10. COMMITTEES OF DIRECTORS. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each such committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

                Section 11. MINUTES OF COMMITTEE MEETINGS. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                Section 12. COMPENSATION OF DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV

                                    OFFICERS

                Section 1. OFFICERS. The officers of this corporation shall be elected by the Board of Directors and shall include a Chairman of the Board of Directors or a President, or both, and a Secretary. The corporation may also have, at the discretion of the Board of Directors, such other officers as are desired, including a Vice-Chairman of the Board of Directors, a Chief Executive Officer, a Chief Financial Officer, one or more Vice Presidents, one or more Assistant Secretaries and Assistant Treasurers, and such other officers as may be elected in accordance with the provisions of Section 2 of this ARTICLE IV. In the event there are two or more Vice Presidents, then one or more may be designated as Executive Vice President, Senior Vice President, or other similar or dissimilar title. At the time of the election of officers, the directors may by resolution determine the order of their rank. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

                Section 2. ELECTION OF OFFICERS. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall choose the officers of the corporation.

                Section 3. SUBORDINATE OFFICERS. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

                Section 4. COMPENSATION OF OFFICERS. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

                Section 5. TERM OF OFFICE; REMOVAL AND VACANCIES. The officers of the corporation shall hold office until their successors are elected and qualified or until their earlier resignation or removal. Any officer may resign at any time upon written notice to the corporation. Any officer elected by the Board of Directors may be removed at any time with or without cause by the affirmative vote of a majority of the Board of Directors, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the corporation. If the office of any officer or officers becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

                Section 6. POWERS AND DUTIES OF OFFICERS. The officers of the corporation shall have such powers and duties in the management of the corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

                                    ARTICLE V

                     INDEMNIFICATION OF EMPLOYEES AND AGENTS

                Subject to the Certificate of Incorporation and applicable law, the corporation shall indemnify every person who was or is a party or is or was threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was an employee or agent of the corporation (including persons who ceased to be employees or agents of the corporation prior to the adoption of these Amended and Restated Bylaws) or, while an employee or agent of the corporation, is or was serving at the request of the corporation as an employee or agent or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including counsel fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

                                   ARTICLE VI

                              CERTIFICATES OF STOCK

                Section 1. CERTIFICATES. Every holder of stock of the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Secretary or an Assistant Secretary, if any, or the Chief Financial Officer or an Assistant Treasurer of the corporation, certifying the number of shares represented by the certificate owned by such stockholder in the corporation.

                Section 2. SIGNATURES ON CERTIFICATES. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

                Section 3. LOST CERTIFICATES. The corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                                   ARTICLE VII

                               GENERAL PROVISIONS

                Section 1. CHECKS. All checks or demands for money and notes of the corporation shall be signed by such officer or officers as the Board of Directors may from time to time designate.

                Section 2. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                Section 3. CORPORATE SEAL. The corporate seal shall have inscribed thereon the name of the corporation, and shall be in such form as may be approved from time to time by the Board of Directors.

                Section 4. MANNER OF GIVING NOTICE. Whenever, under the law or of the Certificate of Incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram, telecopier or other means of communication permitted by law.

                Section 5. WAIVER OF NOTICE. Whenever any notice is required to be given under the law or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

                                  ARTICLE VIII

                                   AMENDMENTS

                These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the stockholders or by the Board of Directors in accordance with the terms of the Certificate of Incorporation. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Certificate of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.

                                                                      APPENDIX D


                            INDEMNIFICATION AGREEMENT

        This Indemnification Agreement ("Agreement") is made as of ________________, 2002 by and between Gen-Probe Incorporated, a Delaware corporation (the "Company"), and ________________________ ("Indemnitee").

                                    RECITALS

        WHEREAS, highly competent persons have become more reluctant to serve corporations as directors or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation;

        WHEREAS, the Board of Directors of the Company (the "Board") has determined that, in order to attract and retain qualified individuals, the Company will attempt to maintain on an ongoing basis, at its sole expense, liability insurance to protect persons serving the Company and its subsidiaries from certain liabilities. Although the furnishing of such insurance has been a customary and widespread practice among United States-based corporations and other business enterprises, the Company believes that, given current market conditions and trends, such insurance may be available to it in the future only at higher premiums and with more exclusions. At the same time, directors, officers and other persons in service to corporations or business enterprises are being increasingly subjected to expensive and time-consuming litigation relating to, among other things, matters that traditionally would have been brought only against the Company or business enterprise itself. The certificate of incorporation and bylaws of the Company require indemnification of the officers and directors of the Company. Indemnitee may also be entitled to indemnification pursuant to the General Corporation Law of the State of Delaware ("DGCL"). The certificate of incorporation, bylaws and the DGCL expressly provide that the indemnification provisions set forth therein are not exclusive, and thereby contemplate that contracts may be entered into between the Company and members of the Board, officers and other persons with respect to indemnification;

        WHEREAS, the uncertainties relating to such insurance and to indemnification have increased the difficulty of attracting and retaining such persons;

        WHEREAS, the Board has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future;

        WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified;

        WHEREAS, this Agreement is a supplement to and in furtherance of the certificate of incorporation and bylaws of the Company and any resolutions adopted pursuant thereto and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder; and

        WHEREAS, Indemnitee does not regard the protection available under the Company's certificate of incorporation, bylaws and insurance as adequate in the present circumstances, and may not be willing to serve as an officer or director without adequate protection, and the Company desires Indemnitee to serve in such capacity. Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that he or she be so indemnified.

        NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

        1. SERVICES TO THE COMPANY. Indemnitee will serve or continue to serve as an officer, director or key employee of the Company for so long as Indemnitee is duly elected or appointed or until Indemnitee tenders his or her resignation.

        2. DEFINITIONS. As used in this Agreement:

               (a) "Beneficial Owner" shall have the meaning given to such term in Rule 13d-3 under the Exchange Act; provided, however, that Beneficial Owner shall exclude any Person otherwise becoming a Beneficial Owner by reason of the stockholders of the Company approving a merger of the Company with another entity.

               (b) A "Change in Control" shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following events:

                      (i) Acquisition of Stock by Third Party. Any Person (as defined below) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities;

                      (ii) Change in Board of Directors. During any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 2(b)(i), 2(b)(iii) or 2(b)(iv)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members of the Board;

                      (iii) Corporate Transactions. The effective date of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50.1% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity;

                      (iv) Liquidation. The approval by the stockholders of the Company of a complete liquidation of the Company or an agreement or series of agreements for the sale or disposition by the Company of all or substantially all of the Company's assets; or

                      (v) Other Events. There occurs any other event of a nature that would be required to be reported in response to Item 6(e) of
        Schedule 14A of Regulation 14A (or a response to any similar item on any similar schedule or form) promulgated under the Exchange Act (as defined below), whether or not the Company is then subject to such reporting requirement.

               (c) "Corporate Status" describes the status of a person who is or was a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of the Company or of any other Enterprise (as defined below) which such person is or was serving at the request of the Company.

               (d) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

               (e) "Enterprise" shall mean the Company and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent.

               (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               (g) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding. Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding, including, without limitation, the premium, security for and other costs relating to any cost bond, supersedeas bond or other appeal bond or its equivalent. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

               (h) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

               (i) "Person" shall have the meaning set forth in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that Person shall exclude (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company and (iii) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

               (j) The term "Proceeding" shall include any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee was, is or will be involved as a party or otherwise by reason of the fact that Indemnitee is or was a director or officer of the Company, by reason of any action taken (or failure to act) by him or her or of any action (or failure to act) on his or her part while acting as a director or officer of the Company, or by reason of the fact that he or she is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement or advancement of expenses can be provided under this Agreement.

               (k) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

        3. INDEMNITY IN THIRD-PARTY PROCEEDINGS. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is, or is threatened to be made, a party to or a participant (as a witness or otherwise) in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3, Indemnitee shall be indemnified against all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred by Indemnitee or on his or her behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal proceeding, he or she had no reasonable cause to believe that his or her conduct was unlawful.

        4. INDEMNITY IN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. The Company shall indemnify Indemnitee in accordance with the provisions of this
Section 4 if Indemnitee is, or is threatened to be made, a party to or a participant (as a witness or otherwise) in any Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee or on his or her behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. No indemnification for Expenses shall be made under this Section 4 in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged by a court to be liable to the Company, unless and only to the extent that any court in which the Proceeding was brought or the Delaware Court of Chancery shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification.

        5. INDEMNIFICATION FOR EXPENSES OF A PARTY WHO IS WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee is a party to (or a participant in) and is successful, on the merits or otherwise, in any Proceeding or in defense of any claim, issue or matter therein, in whole or in part, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or her in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with each successfully resolved claim, issue or matter. If Indemnitee is not wholly successful in such Proceeding, the Company also shall indemnify Indemnitee against all Expenses reasonably incurred in connection with a claim, issue or matter related to any claim, issue or matter on which Indemnitee was successful. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

        6. INDEMNIFICATION FOR EXPENSES OF A WITNESS. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all

Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

        7. ADDITIONAL INDEMNIFICATION.

               (a) Notwithstanding any limitation in Sections 3, 4 or 5, the Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee is a party to or threatened to be made a party to any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred by Indemnitee in connection with the Proceeding. No indemnity shall be made under this Section 7(a) on account of Indemnitee's conduct which constitutes a breach of Indemnitee's duty of loyalty to the Company or its stockholders or is an act or omission not in good faith or which involves intentional misconduct or a knowing violation of the law.

               (b) For purposes of Section 7(a), the meaning of the phrase "to the fullest extent permitted by law" shall include, but not be limited to:

                      (i) to the fullest extent permitted by the provision of the DGCL that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL; and

                      (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

        8. EXCLUSIONS. Notwithstanding any other provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity in connection with any claim made against Indemnitee:

               (a) for which payment has actually been received by or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount actually received under any insurance policy or other indemnity provision;

               (b) for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Exchange Act or similar provisions of state statutory law or common law; or

               (c) except as otherwise provided in Sections 13(d)-(f) hereof, prior to a Change in Control, in connection with any Proceeding (or any part of any Proceeding) initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees or other indemnitees, unless (i) the Board of Directors of the Company authorized the Proceeding (or any part of any Proceeding) prior to its initiation or (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law.

        9. ADVANCES OF EXPENSES; DEFENSE OF CLAIM.

               (a) Notwithstanding any provision of this Agreement to the contrary, the Company shall advance the expenses incurred by Indemnitee in connection with any Proceeding within ten (10) days after the receipt by the Company of a statement or statements requesting such advances from time to time, whether prior to or after final disposition of any Proceeding. Advances shall be unsecured and interest free. Advances shall be made without regard to Indemnitee's ability to repay the expenses and without regard to Indemnitee's ultimate entitlement to indemnification under the other provisions of this Agreement. Advances shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed. Indemnitee shall qualify for advances solely upon the execution and delivery to the Company of an undertaking providing that Indemnitee undertakes to repay the advance to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company. This Section 9(a) shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 8.

               (b) The Company will be entitled to participate in the Proceeding at its own expense.

               (c) The Company shall not settle any action, claim or Proceeding (in whole or in part) which would impose any Expense, judgment, fine, penalty or limitation on Indemnitee without Indemnitee's prior written consent.

        10. PROCEDURE FOR NOTIFICATION AND APPLICATION FOR INDEMNIFICATION.

               (a) Within sixty (60) days after the actual receipt by Indemnitee of notice that he or she is a party to or a participant (as a witness or otherwise) in any Proceeding, Indemnitee shall submit to the Company a written notice identifying the Proceeding. The omission by Indemnitee to notify the Company will not relieve the Company from any liability which it may have to Indemnitee (i) otherwise than under this Agreement and (ii) under this Agreement only to the extent the Company can establish that such omission to notify resulted in actual prejudice to the Company.

               (b) Indemnitee shall thereafter deliver to the Company a written application to indemnify Indemnitee in accordance with this Agreement. Such application(s) may be delivered from time to time and at such time(s) as Indemnitee deems appropriate in his or her sole discretion. Following such a written application for indemnification by Indemnitee, Indemnitee's entitlement to indemnification shall be determined in accordance with Section 11(a) of this Agreement.

        11. PROCEDURE UPON APPLICATION FOR INDEMNIFICATION.

               (a) Upon written request by Indemnitee for indemnification pursuant to Section 10(b), a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case:
(i) by a majority vote of the Disinterested Directors, even though less than a quorum of the Board; or (ii) if so requested by Indemnitee, in his or her sole discretion, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee. If it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten
(10) days after such determination. Indemnitee shall reasonably cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

               (b) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 11(a) hereof, the Independent Counsel shall be selected as provided in this Section 11(b). If a Change in Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors, and the Company shall give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected. If a Change in Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board of Directors, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within 10 days after such written notice of selection shall have been received, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 2 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court of competent jurisdiction has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 10(b) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition a court of competent jurisdiction (the "Court") for resolution of any objection which shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 11(a) hereof. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 13(a) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

               (c) The Company agrees to pay the reasonable fees of Independent Counsel and to fully indemnify such Independent Counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

        12. PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS.

               (a) In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 10(b) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption. Neither the failure of the Company (including by the Board or Independent Counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including by the Board or Independent Counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

               (b) If the person, persons or entity empowered or selected under
Section 11 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within sixty (60) days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period shall be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating thereto.

               (c) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

               (d) For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected by the Enterprise. The provisions of this Section 12(d) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed or found to have met the applicable standard of conduct set forth in this Agreement.

               (e) The knowledge and/or actions, or failure to act, of any other director, trustee, partner, managing member, fiduciary, officer, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

        13. REMEDIES OF INDEMNITEE.

               (a) In the event that (i) a determination is made pursuant to
Section 11 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 9 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 11(a) of this Agreement within the time period specified in Section 12(b) of this Agreement, (iv) payment of indemnification is not made pursuant to Section 5, 6, 7 or the last sentence of Section 11(a) of this Agreement within ten (10) days after receipt by the Company of a written request therefor or (v) payment of indemnification pursuant to Section 3 or Section 4 of this Agreement is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication by a court of his or her entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his or her option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration.

               (b) In the event that a determination shall have been made pursuant to Section 11(a) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 13 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 13 the Company shall have the burden of proving Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be, and the Company may not refer to or introduce into evidence any determination pursuant to Section 11(a) of this Agreement adverse to Indemnitee for any purpose. If Indemnitee commences a judicial proceeding or arbitration pursuant to this Section 13, Indemnitee shall not be required to reimburse the Company for any advances pursuant to Section 9 until a final determination is made with respect to Indemnitee's entitlement to indemnification (as to which all rights of appeal have been exhausted or lapsed).

               (c) If a determination shall have been made pursuant to Section 11(a) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 13, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification or (ii) a prohibition of such indemnification under applicable law.

               (d) In the event that Indemnitee, pursuant to this Section 13, seeks a judicial adjudication of or an award in arbitration to enforce his or her rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him or her in such judicial adjudication or arbitration. If it shall be determined in said judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses reasonably incurred by Indemnitee in connection with such judicial adjudication or arbitration.

               (e) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 13 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

               (f) The Company shall indemnify Indemnitee to the fullest extent permitted by law against all Expenses and, if requested by Indemnitee, shall (within ten (10) days after the Company's receipt of such written request) advance such Expenses to Indemnitee, which are incurred by Indemnitee in connection with any judicial proceeding or arbitration brought by Indemnitee for
(i) indemnification or advances of Expenses by the Company under this Agreement or any other agreement or provision of the Company's certificate of incorporation or bylaws now or hereafter in effect or (ii) recovery or advances under any insurance policy maintained by any person for the benefit of Indemnitee, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance or insurance recovery, as the case may be.

        14. NON-EXCLUSIVITY; SURVIVAL OF RIGHTS; INSURANCE; SUBROGATION.

               (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company's certificate of incorporation, the Company's bylaws, any agreement, a vote of stockholders, a resolution of directors or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in Delaware law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company's bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

               (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, trustees, partners, managing members, fiduciaries, employees or agents of the Company or of any other Enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, trustee, partner, managing member, fiduciary, officer, employee or agent under such policy or policies. If, at the time the Company receives notice from any source of a Proceeding as to which Indemnitee is a party or a participant (as a witness or otherwise), the Company has director and officer liability insurance in effect, the Company shall give prompt notice of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

               (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

               (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (or for which advancement is provided hereunder) if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

               (e) The Company's obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of the Company as a director, officer, trustee, partner, managing member, fiduciary, employee or agent of any other Enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of expenses from such Enterprise.

        15. DURATION OF AGREEMENT. This Agreement shall continue until and terminate upon the later of: (a) ten (10) years after the date that Indemnitee shall have ceased to serve as a director or officer of the Company or as a director, officer, trustee, partner, managing member, fiduciary, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request of the Company; or (b) one (1) year after the final termination of any Proceeding (including any rights of appeal thereto) then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any Proceeding commenced by Indemnitee pursuant



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to Section 13 of this Agreement relating thereto (including any rights of appeal of any Section 13 Proceeding).

        16. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

        17. ENFORCEMENT AND BINDING EFFECT.

               (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as a director or officer of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director or officer of the Company.

               (b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

               (c) The indemnification and advancement of expenses provided by or granted pursuant to this Agreement shall apply to Indemnitee's service as an officer, director or key employee of the Company prior to the date of this Agreement.

               (d) The indemnification and advancement of expenses provided by or granted pursuant to this Agreement shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

        18. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement nor shall any waiver constitute a continuing waiver.

        19. NOTICE BY INDEMNITEE. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder. The failure of Indemnitee to so



                                      D-13
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notify the Company shall not relieve the Company of any obligation which it may have to Indemnitee under this Agreement or otherwise.

        20. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

               (a) If to Indemnitee, at the address indicated on the signature page of this Agreement, or such other address as Indemnitee shall provide in writing to the Company.

               (b)    If to the Company to:

                         Gen-Probe Incorporated
                         10210 Genetic Center Drive
                         San Diego, California  92121
                         Attn.: Chief Executive Officer

or to any other address as may have been furnished to Indemnitee in writing by the Company.

        21. CONTRIBUTION. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect: (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving rise to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

        22. APPLICABLE LAW AND CONSENT TO JURISDICTION. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. Except with respect to any arbitration commenced by Indemnitee pursuant to Section 13(a) of this Agreement, the Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Chancery Court of the State of Delaware (the "Delaware Court"), and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not a resident of the State of Delaware, irrevocably Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, as its agent in the State of Delaware as such party's agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, (iv) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

        23. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

        24. MISCELLANEOUS. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate. The headings of the sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.


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                                      D-15

        IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.

GEN-PROBE INCORPORATED,                            INDEMNITEE
a Delaware corporation

By:________________________                        ____________________________
Name: _____________________                               [NAME]
Title: ____________________


                                                   Address:____________________
                                                   ____________________________
                                                   ____________________________


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